[Roebling Financial Corp, Inc. Letterhead]




December 26, 2003

Dear Stockholder:

         On behalf of the Board of Directors and management of Roebling Financial Corp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at Roebling Bank's Loan Center, 761 Delaware Avenue, Roebling, New Jersey, on January 26, 2004, at 3:00 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         You will be asked to elect two directors and to ratify the appointment of Fontanella and Babitts as the Company's independent public accountants for the fiscal year ending September 30, 2004. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                         Sincerely,


                                         /s/Frank J. Travea, III
                                         ---------------------------------------
                                         Frank J. Travea, III
                                         President and Chief Executive Officer

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                          ROEBLING FINANCIAL CORP, INC.
                          ROUTE 130 AND DELAWARE AVENUE
                           ROEBLING, NEW JERSEY 08554
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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 26, 2004
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NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Roebling Financial Corp, Inc. (the "Company"), will be held at the Bank's Loan Center, 761 Delaware Avenue, Roebling, New Jersey, on January 26, 2004, at 3:00 p.m. local time for the following purposes.

1.       To elect two directors of the Company; and

2. To ratify the appointment of Fontanella and Babitts as independent public accountants of the Company for the fiscal year ending September 30, 2004;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on December 5, 2003 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended September 30, 2003 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Joan K. Geary
                                              ----------------------------------
                                              Joan K. Geary
                                              Secretary
Roebling, New Jersey
December 26, 2003

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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                                 PROXY STATEMENT
                                       OF
                          ROEBLING FINANCIAL CORP, INC.
                          ROUTE 130 AND DELAWARE AVENUE
                           ROEBLING, NEW JERSEY 08554
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                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 26, 2004
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                                     GENERAL
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         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Roebling Financial Corp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at Roebling Bank's Loan Center, 761 Delaware Avenue, Roebling, New Jersey, on January 26, 2004, at 3:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 26, 2003. The Company is a majority-owned subsidiary of Roebling Financial Corp., MHC (the "Mutual Holding Company"). Because the Mutual Holding Company owns 54% of the Company's common stock (the "Common Stock"), the votes cast by the Mutual Holding Company will be determinative of the outcome of Proposal 1 (election of directors) and Proposal 2 (ratification of independent public accountants). The Mutual Holding Company plans to vote "FOR" Proposals 1 and 2.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company (Joan K. Geary at Route 130 and Delaware Avenue, Roebling, New Jersey 08554) written notice of such revocation,
(ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

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                         VOTING STOCK AND VOTE REQUIRED
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         The Board of Directors has fixed the close of business on December 5, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 425,500 shares of the Common Stock outstanding. Each stockholder of record on the record date is entitled to one vote for each share held.

         As provided in the Company's Federal Stock Charter (the "Charter"), for a period of five years from the effective date of the mutual holding company reorganization, no person, except for the Mutual Holding Company, is permitted to beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit"), and any shares of Common Stock acquired in violation of this Limit, are not entitled to any vote. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent public accountants, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

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                                PRINCIPAL HOLDERS
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         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.


Name and Address                 Amount and Nature of   Percent of Shares of
of Beneficial Owner              Beneficial Ownership  Common Stock Outstanding
-------------------              --------------------  ------------------------

Roebling Financial Corp., MHC
Route 130 and Delaware Avenue
Roebling, New Jersey  08554             229,540                  54%

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             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
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         Section 16(a) of the 1934 Act, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2003 fiscal year.

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                       PROPOSAL 1 - ELECTION OF DIRECTORS
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         The Company's Bylaws require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six members, each of whom also serves as a director of Roebling Bank (the "Bank"). Two directors will be elected at the Meeting, to serve for a three-year term or until his successor has been elected and qualified.

         Mark V. Dimon and John J. Ferry (the "Nominees") have been nominated by the Board of Directors to serve as directors. The Nominees are currently members of the Board and have been nominated for three-year terms to expire in 2007.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of directors and executive officers of the Company, as a group, is also shown in this table.

                                                                                                   SHARES OF
                                                                                                 COMMON STOCK
                                                       YEAR FIRST           CURRENT              BENEFICIALLY               PERCENT
                                                       ELECTED OR            TERM                 OWNED AS OF                 OF
NAME AND TITLE                         AGE(1)         APPOINTED(2)          EXPIRES           December 5, 2003(3)          CLASS(%)
--------------                         ------         ------------          -------           -------------------          --------

                                              BOARD NOMINEES FOR TERMS TO EXPIRE IN 2007
Mark V. Dimon                            45               1983               2004                 10,695(4)                  2.5
Director and Treasurer
John J. Ferry                            53               1986               2004                 11,995(4)                  2.8
Chairman of the Board
                                                    DIRECTORS CONTINUING IN OFFICE
Joan K. Geary                            75               1990               2005                  5,195(4)                  1.2
Director and Secretary
Robert R. Semptimphelter, Sr.            51               1990               2005                  8,545(4)                  2.0
Director
John A. LaVecchia                        56               1989               2006                  4,195                     1.0
Director
George Nyikita                           53               1989               2006                  4,695                     1.1
Director
                                             NAMED EXECUTIVE OFFICER WHO IS NOT A DIRECTOR
Frank J. Travea, III                     57                --                 --                     541(5)                    *
President and Chief Executive
Officer
All directors and executive                                                                       46,384                    10.7
officers as a group
(8 persons)

---------------
(1)  At September 30, 2003.
(2)  Refers to the year the individual first became a director of the Bank.
(3) The share amounts include 1,568 shares of Common Stock each of the directors may acquire through the exercise of stock options within 60 days of the record date. The share amounts also include 627 shares of Common Stock eligible to be issued to each director under the restricted stock plan within 60 days of the record date.
(4) Excludes 15,680 shares under the ESOP for which such individuals serve as a member of the ESOP Trust and ESOP Planning Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
(5)  Includes 541 shares allocated to the account of Mr. Travea under the ESOP.

*    Less than 1.0% of Common Stock outstanding.

Biographical Information

         The principal occupation of each director and executive officer of the Company is set forth below. Executive officers receive compensation from the Bank. All directors and executive officers have held their present positions for a minimum of five years unless otherwise stated.

Nominees for Directors:

         Mark V. Dimon is the sole proprietor of Dimon Oil Corp, a commodity brokerage business. Mr. Dimon is also Vice President of the Board of Education of Florence Township.

         John J. Ferry is President and owner of Ferry Construction. Mr. Ferry is a member of the Moorestown Planing Board and is also President of the Burlington County Institute of Technology School Board, in Westampton, New Jersey.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Joan K. Geary is the President of Keating Realty Company. Ms. Geary is the Chairperson of the Florence Township Economic Development Council. She is also a Supreme Court of New Jersey appointed public member of the District Ethics Committee, Burlington County, District III-B. Ms. Geary also holds a New Jersey Real Estate License.

         Robert R. Semptimphelter, Sr. is a principal in the L.L.C. of Farnsworth & Semptimphelter, a healthcare physician billing service located in Burlington County. Mr. Semptimphelter is also a member of the Florence Township Planning Board.

         John A. LaVecchia has served as Senior Manager of Brandow Group, Chevrolet Division, since February 1999. Prior to his current position, Mr. LaVecchia served as President of Totten Chevrolet Inc., an automotive dealership. Mr. LaVecchia is a former member of the Board of Directors of Girl Scouts USA and has coached in both Medford Little League and Medford Youth Soccer Clubs.

         George Nyikita is an executive director of the Burlington County Bridge Commission. Mr. Nyikita is also a member of the Board of Trustees of Burlington County College.

Named Executive Officer Who Is Not A Director:

         Frank J. Travea, III commenced employment with the Bank in September 2000 as Vice President and Commercial Loan Officer. In January 2002, Mr. Travea was appointed Vice President and Senior Loan Officer. In September 2002, Mr. Travea was appointed President and Chief Executive Officer of the Bank, Company and Mutual Holding Company, upon the retirement of the former President and Chief Executive Officer. Prior to joining the Bank, Mr. Travea was a Vice President of Business Development at Sterling Bank and a Regional Officer at Commerce Bank.

Executive Officer Who Is Not A Director:

         Janice A. Summers, 42, commenced employment with the Bank in May 2000 as Senior Vice President and Chief Operating Officer. In September 2002, Ms. Summers was appointed Senior Vice President, Chief Operating Officer and Chief Financial Officer of the Bank, Company and Mutual Holding Company. Prior to joining the Bank, Ms. Summers was Executive Vice President and Chief Financial Officer of St. Edmond's Federal Savings Bank in Philadelphia, where she was employed since 1993. Ms. Summers is a Certified Public Accountant.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. All committees act for the Company and the Bank. During the fiscal year ended September 30, 2003, the Board of Directors held four regular meetings and no special meetings. During the fiscal year ended September 30, 2003, no director attended fewer than 75% of the total meetings of the Board of Directors and of the committees on which such director served. In addition to other committees, as of September 30, 2003, the Company had a Nominating Committee, a Personnel Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Bank not less than five days prior to the date of the annual meeting The Nominating Committee, which is not a standing committee, met once during the 2003 fiscal year.

         The Personnel Committee meets as needed to review the performance of employees and to determine compensation to be recommended to the Board. The
Personnel Committee is comprised of Directors Nyikita, Dimon and Ferry. The Committee met 11 times during fiscal 2003.

         The Audit Committee consists of Directors Semptimphelter, Ferry and Dimon. The Board of Directors has determined that all the members of the Audit Committee are independent as defined by the listing standards of the Nasdaq stock market. The Audit Committee reviews the adequacy of internal controls and management reports and meets with the outside accountants to discuss the scope of the audit and to review the results of the annual audit. This Committee met four times in fiscal 2003. The Board of Directors has not adopted a formal written charter for the Audit Committee.

Audit Committee Report

         Review of Audited Financial Statements with Management

         The Audit Committee reviewed and discussed the audited financial statements for the year ended September 30, 2003 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Public Accountants

         The Audit Committee discussed with Fontanella & Babitts, the Company's independent public accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Fontanella & Babitts required by Independence

Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Fontanella & Babitts its independence.

         Recommendation that Financial Statements be Included in Annual Report

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2003, for filing with the Securities and Exchange Commission.

         Audit Committee:

                  Robert R. Semptimphelter, Sr., Chairman
                  John J. Ferry
                  Mark V. Dimon

Audit Fees

         The aggregate fees paid to Fontanella & Babitts, during the fiscal year ended September 30, 2003, for professional services rendered for the audit of the Company's consolidated annual financial statements and the reviews of the financial statements included in the Company's Forms 10-QSB were approximately $32,000.

Financial Information Systems Design and Implementation Fees

         For the 2003 fiscal year, Fontanella & Babitts did not render to the Company or its consolidated subsidiary professional services for financial information systems design and implementation.

All Other Fees

         The aggregate fees billed by Fontanella & Babitts to the Company and its consolidated subsidiary for all other services other than those covered under "Audit Fees" for the 2003 fiscal year were approximately $10,000.

         The Audit Committee considered whether the provision of the non-audit services listed under "All Other Fees" above was compatible with maintaining Fontanella & Babitts' independence.

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                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
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Director Compensation

         General. Each non-employee Director receives $500 for each board meeting attended and $150 for each committee meeting attended. For the fiscal year ended September 30, 2003, each non-employee director of the Company earned a bonus of $6,000 and the Chairman earned a bonus of $8,000. Total fees of approximately $83,000 excluding bonuses, were paid to directors for their service on the Board of Directors and its committees during the fiscal year ended September 30, 2003. Bonuses were paid to all board members subsequent to September 30, 2003.

         Directors Consultation and Retirement Plan. The Bank sponsors a Directors Consultation and Retirement Plan ("DRP") to provide retirement benefits to non-employee directors of the Bank. Payments under the DRP commence upon retirement as a director of the Bank. The DRP provides a retirement benefit based on the number of years of service to the Bank. Benefits shall be paid for a maximum of 84 months to the retired directors, a surviving spouse or the director's estate. For the fiscal year ended September 30, 2003, payments totalling approximately $10,000 were made under the DRP to the surviving spouse of a retired director.

Executive Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the executive officers of the Company. No other executive officer of either the Bank or the Company had a salary and bonus for the fiscal year ended September 30, 2003, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.


                                         Annual Compensation
                                         -------------------
                                                                      All other
Name and               Fiscal Year                                  Compensation
Principal Position       Ending         Salary($)(1)  Bonus($)(2)      ($)
------------------       ------         ------------  -----------   ------------

Frank J. Travea, III      2003            82,950       18,000        11,076(3)
President and Chief       2002            66,096       18,000         3,407(4)
Executive Officer         2001            62,277        3,300             -

---------------
(1) Mr. Travea commenced employment with the Bank in September 2000 and became President and Chief Executive Officer of the Bank and the Company in September, 2002.
(2)  Bonuses are awarded at the discretion of the Board of Directors.
(3) Includes $2,934 in 401(k) contributions made by the Bank, $4,232 of family health insurance premiums paid by the Bank and 391 shares allocated to Mr. Travea's account pursuant to the ESOP at a cost of $10 per share (with an aggregate market value of $8,602).
(4) Includes $1,907 in 401(k) contributions made by the Bank and 150 shares allocated to Mr. Travea's account pursuant to the ESOP at a cost of $10 per share (with an aggregate market value of $2,850).

         Employment Agreements. The Bank has entered into employment agreements (the "Agreements") with Mr. Frank J. Travea, III and Ms. Janice A. Summers each for a one-year term. Mr. Travea's base compensation under the Agreement is $92,000 and Ms. Summers' compensation under the Agreement is $86,000. Under the Agreements, both Mr. Travea's and Ms. Summers' employment may be terminated by the Bank with or without "just cause" as defined in the Agreement. If the Bank terminates Mr. Travea's or Ms. Summers' employment without just cause, they will be entitled to a continuation of their salary from the date of termination through the remaining term of the Agreement, but in no event for a period of less than six months thereafter. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreements, Mr. Travea and Ms. Summers will each be paid an amount equal to 2.0 times their respective total taxable compensation for the calendar year ending on December 31 preceding such termination, plus the costs associated with maintaining their benefits participation for a period of two years. In the event of a change in control at

September 30, 2003, Mr. Travea and Ms. Summers would have been entitled to a lump sum payment of approximately $205,000 and $190,000, respectively.

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                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
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         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

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PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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         Fontanella and Babitts was the Company's independent public accountants for the fiscal year ended September 30, 2003. The Board of Directors has appointed Fontanella and Babitts to be its accountants for the fiscal year ending September 30, 2004, subject to ratification by the Company's stockholders. A representative of Fontanella and Babitts is not expected to attend the Annual Meeting and will, therefore, not be able to respond to stockholder's questions or make a statement.

         RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF FONTANELLA AND BABITTS AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.

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                              STOCKHOLDER PROPOSALS
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         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2005, all stockholder proposals must be submitted to the Secretary at the Company's office, Route 130 and Delaware Avenue, Roebling, New Jersey 08554, on or before August 28, 2004. Under the Company's Bylaws, in order to be considered for possible action by stockholders at the 2005 annual meeting of stockholders, stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than January 21, 2005.

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                                  OTHER MATTERS
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         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

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                                   FORM 10-KSB
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A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, ROEBLING FINANCIAL CORP, INC., ROUTE 130 AND DELAWARE AVENUE, ROEBLING, NEW JERSEY 08554.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Joan K. Geary
                                              ----------------------------------
                                              Joan K. Geary
                                              Secretary

Roebling, New Jersey
December 26, 2003

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                          ROEBLING FINANCIAL CORP, INC.
                          ROUTE 130 AND DELAWARE AVENUE
                           ROEBLING, NEW JERSEY 08554
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                         ANNUAL MEETING OF STOCKHOLDERS
                                January 26, 2004
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         The undersigned hereby appoints the Board of Directors of Roebling Financial Corp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Roebling Bank's Loan Center at 761 Delaware Avenue, Roebling, New Jersey, on January 26, 2004, at 3:00 p.m. local time, and at any and all adjournments thereof, in the following manner:

                                                       FOR    WITHHELD
                                                       ---    --------

1. The election of directors as nominees listed
   below (except as marked to the contrary):           |_|      |_|

            Mark V. Dimon
            John J. Ferry


   (Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

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                                                       FOR    AGAINST    ABSTAIN
                                                       ---    -------    -------

2. The ratification of the appointment of Fontanella
   and Babitts, as independent public accountants
   of the Company for the fiscal year ending
   September 30, 2004.                                 |_|      |_|        [_]


         The Board of Directors recommends a vote "FOR" the above listed propositions.

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THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 26, 2003 and the 2003 Annual Report.



Dated:  _________________


Please check this box if you are planning to attend the Meeting. |_|


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PRINT NAME OF STOCKHOLDER                         PRINT NAME OF STOCKHOLDER



-------------------------------------------       ------------------------------
SIGNATURE OF STOCKHOLDER                          SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
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